UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

FIRST FINANCIAL BANCORP.

(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	First Financial Bancorp.

Item 1.01             Entry into a Material Definitive Agreement.

On April 29, 2014, First Financial Bancorp., an Ohio corporation (the “Company”), Guernsey Bancorp, Inc., an Ohio corporation (“Guernsey”) and Robert D. Patrella, an individual resident of New Albany, Ohio (“Shareholder”) entered into an Agreement of Merger (the “Merger Agreement”). Pursuant to the Agreement of Merger, Guernsey will merge with and into the Company.  Additionally, The Guernsey Bank, an Ohio state chartered bank and wholly owned subsidiary of Guernsey, will merge with and into First Financial Bank, National Association, a national banking association and a wholly owned subsidiary of the Company.  The Company and First Financial Bank, National Association will each be the survivor of their respective mergers.

The sole shareholder of Guernsey will receive merger consideration of $13,500,000 in addition to the transfer of a single bank-owned property with a book value of approximately $1,041,600 as of March 31, 2014.

The Merger Agreement contains customary representations, warranties, and covenants of each party. The Merger Agreement provides that the board of directors of Guernsey will recommend the approval and adoption of the Merger Agreement by the shareholder of Guernsey. Guernsey has also agreed not to solicit acquisition proposals relating to alternative business combination transactions. In addition, Guernsey has agreed not to participate in discussions or negotiations or provide information in connection with any acquisition proposals for alternative business combination transactions unless certain conditions are satisfied. The Company will, on behalf of Guernsey, pay off all amounts due under a certain promissory note from Guernsey to The Ohio Valley Bank Company which, as of March 31, 2014, was approximately $2,587,500.

Closing of the Merger is subject to customary conditions, including, among others, receipt of required regulatory approvals and payment of the debt of Guernsey to The Ohio Valley Bank.

The Merger Agreement provides certain termination rights for each party and further provides that, in the event the Merger Agreement is terminated under certain circumstances in connection with a competing acquisition proposal, Guernsey will be required to pay the Company a termination fee equal to $750,000 plus all documented reasonable out-of-pocket expenses not to exceed $150,000.

The foregoing summary of the Merger Agreement in this Item 1.01 is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the representations and warranties in the Merger Agreement will not survive consummation of the Merger, unless otherwise specified therein, and were made only as of the date of the Merger Agreement or such other date as specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto, their respective affiliates or their respective businesses.

Forward-Looking Statement

Certain statements contained in this filing which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the ‘‘Act’’). Such statements include certain plans, expectations, goals, projections and benefits relating to the merger transaction among the Company, Guernsey and Mr. Patrella, which are subject to numerous assumptions, risks and uncertainties. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

In addition to factors previously disclosed in reports filed by the Company with the SEC, risks and uncertainties for the Company, First Financial Bank, Guernsey, The Guernsey Bank and the combined institution include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Guernsey’s operations with those of the Company’s will be materially delayed or will be more costly or difficult than expected; the inability to close the merger in a timely manner; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the merger on the Company’s, First Financial’s, Guernsey’s, The Guernsey Bank’s or the combined company's respective customer relationships and operating results; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this filing are based on information available at the time of the filing. The Company assumes no obligation to update any forward-looking statement.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits:

2.1	Agreement of Merger between First Financial Bancorp., Guernsey Bancorp, Inc. and Robert D. Patrella, dated as of April 29, 2014. *

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

	By:	/s/ Anthony M. Stollings
Anthony M. Stollings
Executive Vice President, Chief Financial Officer
and Chief Administrative Officer

Date: May 2, 2014

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit No.	Description

2.1	Agreement of Merger between First Financial Bancorp., Guernsey Bancorp, Inc. and Robert D. Patrella, Ohio, dated as of April 29, 2014.*

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.